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                                                                  Exhibit 10.17



                               INDEMNIFICATION AGREEMENT

         This Indemnification Agreement ("Agreement") is made as of August ___, 2000 by and between TTM Technologies, Inc., a Washington corporation (the "Company"), and [______________] ("Indemnitee").

         WHEREAS, Indemnitee is presently a director, officer, employee or agent of the Company and performs a valuable service in such capacity for the Company;

         WHEREAS, the Company and Indemnitee recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees and agents to expensive litigation risks at the same time as the availability and coverage of liability insurance may be limited; and

         WHEREAS, the Company desires to provide Indemnitee with additional protection for the indemnification and advancement of expenses to Indemnitee to the maximum extent permitted by law.

         NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

         1. INDEMNIFICATION.

         (a) INDEMNIFICATION OF EXPENSES. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was, is or is threatened to be made a named defendant or respondent or a witness in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal ("proceeding") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or while a director, officer, employee or agent of the Company is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason or any action or inaction on the part of the Indemnitee while serving in such capacity (hereinafter a "Claim") against the obligation to pay any and all reasonable expenses (including counsel fees) incurred in connection with the Claim and any and all judgments, settlements, penalties and fines of such Claim (collectively, hereinafter "Expenses"). Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than thirty (30) days after written demand by Indemnitee therefore is presented to the Company.

         2. EXPENSES; INDEMNIFICATION PROCEDURE.

         (a) ADVANCEMENT OF EXPENSES. The Company shall advance all Expenses incurred by Indemnitee (an "Expense Advance"). The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor to the Company. The obligation of the Company to make an advance payment of Expenses to Indemnitee shall be subject to the condition that, if, when and to the extent that it is subsequently determined that Indemnitee is not


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permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid.

         (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Financial Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         (c) NOTICE TO INSURERS. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

         3. ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

         (a) SCOPE. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Amended and Restated Articles of Incorporation, the Company's Amended and Restated By-laws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Washington corporation to indemnify a member of its board of directors or an officer, employee, or agent, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Washington corporation to indemnify a member of its board of directors or an officer, employee, or agent, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         (b) NONEXCLUSIVITY. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Amended and Restated Articles of Incorporation, its Amended and Restated By-laws, any other agreement, a resolution adopted or ratified by the shareholders or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity or in resigning therefrom even though Indemnitee may have ceased to serve in such capacity.


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         4.  NO DUPLICATION OF PAYMENTS.  The Company shall not be liable under this Agreement to make any payment in connection with any action, suit, proceeding, inquiry or investigation made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Amended and Restated Articles of Incorporation, By-laws or otherwise) of the amounts otherwise indemnifiable hereunder.

         5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled to indemnification by the Company for some or a portion of Expenses in a Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

         6. LIABILITY INSURANCE. The Company shall use its best efforts to maintain liability insurance applicable to directors, officers, employees and agents. Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents, if Indemnitee is not an officer or director but is a key employee or agent.

         7. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

         (a) EXCLUDED ACTION OR OMISSIONS. To indemnify Indemnitee for acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law.

         (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Amended and Restated Articles of Incorporation or Amended and Restated By-laws now or hereafter in effect relating to Claims, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such suit, or (iii) as otherwise required under the laws of the state of Washington.

         8. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

  9.   CONSTRUCTION OF CERTAIN PHRASES.


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         (a) For purposes of this Agreement, references to the "Company"
shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or while a director, officer, employee or agent of the constituent corporation is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

         (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

         11. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee or agent of the Company or of any other enterprise at the Company's request.

         12. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action the court of competent jurisdiction over


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such action determines that each of the material assertions made by
Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to Expense Advances with respect to such action, unless as a part of such action the court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         13. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

         14. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby consent to the jurisdiction of the courts of the State of Washington for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Courts of the State of Washington, which shall be the exclusive and only proper forum for adjudicating such a claim.

         15. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         16. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Washington.

         17. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

         18. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.


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         19.   INTEGRATION AND ENTIRE AGREEMENT.  This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          TTM Technologies, Inc.


                                          By:
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                                             Its Duly Authorized Representative

AGREED TO AND ACCEPTED:

INDEMNITEE:


-----------------------------------
  (signature)